                             LETTER OF TRANSMITTAL
                       To Tender Shares of Common Stock
                                      of
                            EARTHLINK NETWORK, INC.
                                      at
                             $45.00 NET PER SHARE
           Pursuant to the Offer to Purchase Dated February 18, 1998
                                      by
                              SPRINT CORPORATION

 THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, MARCH 20, 1998, UNLESS THE OFFER IS EXTENDED.


                       The Depositary for the Offer is:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY

 By Mail, Hand or Overnight Delivery:        By Facsimile Transmission:
            40 Wall Street                         (718) 234-5001
     46th FloorNew York, NY 10005          Confirm Receipt of Facsimile by
                                                     Telephone:
                                                   (718) 921-8200

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THIS LETTER OF TRANSMITTAL MUST BE SIGNED IN THE APPROPRIATE SPACE PROVIDED THEREFOR AND THE SUBSTITUTE FORM W-9 SET FORTH BELOW MUST BE COMPLETED.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be used either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares according to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's procedures does not constitute delivery to the Depositary.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution: _____________________________________________
  Account Number: ____________________________________________________________
  Transaction Code Number: ___________________________________________________
[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, AND COMPLETE THE
   FOLLOWING:
  Name(s) of Registered Owner(s): ____________________________________________
  Window Ticket Number (if any): _____________________________________________
  Date of Execution of Notice of Guaranteed Delivery: ________________________ Name of Institution that Guaranteed Delivery: ______________________________
  [_] Check here if Delivered by Book-Entry Transfer
  Account Number: ____________________________________________________________
  Transaction Code Number: ___________________________________________________

                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------

NAME(S) AND ADDRESSES(ES) OF REGISTERED HOLDER(S)
  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                  SHARES TENDERED
           APPEAR(S) ON CERTIFICATE(S))            (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
-----------------------------------------------------------------------------------------------

                                       TOTAL NUMBER
                                         OF SHARES    NUMBER OF
                          CERTIFICATE REPRESENTED BY    SHARES
                          NUMBER(S)*  CERTIFICATE(S)* TENDERED**
                                       ---------------------------------------
                                       ---------------------------------------
                                       ---------------------------------------
                                       ---------------------------------------
-------------------------------------------------------------------------------
  *Need not be completed by stockholders tendering by book-entry transfer. **Unless otherwise indicated, it will be assumed that all Shares being delivered to the Depositary are being tendered.
   See Instruction 4.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

Ladies and Gentlemen:

  The undersigned hereby tenders to Sprint Corporation, a Kansas corporation (the "Purchaser"), the above described shares of Common Stock, par value $.01 per share (the "Shares"), of EarthLink Network, Inc., a Delaware corporation (the "Company"), pursuant to the Purchaser's offer to purchase 1,250,000 Shares at the purchase price of $45.00 per Share, net to the tendering stockholder in cash, in accordance with the terms and conditions set forth in the Offer to Purchase dated February 18, 1998 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

  Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after February 18, 1998) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price (which price may be adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such Shares (and any such other Shares or securities or rights) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

  The undersigned hereby irrevocably appoint the designees of the Purchaser as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any meeting of the Company's stockholders (whether annual or special and whether or not an adjourned meeting) or otherwise in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, to execute any written consent concerning any matter as each such attorney and proxy or his substitute shall in his sole discretion deem proper, and to otherwise act as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all the Shares tendered hereby (and any and all other Shares or securities or rights issued or issuable in respect thereof on or after February 18, 1998) that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote. This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy is coupled with an interest in the Company and in the Shares and is irrevocable and is granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke all prior powers of attorney and proxies given by the undersigned at any time with respect to such Shares (and any such other Shares or other securities or rights) and no subsequent powers of attorney or proxies may be given (and, if given, will be deemed not to be effective) by the undersigned with respect thereto.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after February 18, 1998), the tender of the Shares tendered hereby complies with Rule 14e-4 under the Securities and Exchange Act of 1934, as amended, and that, when the tendered Shares are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, claims, charges and encumbrances. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all such other Shares or other securities or rights).

  All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

  The undersigned understands that if more than 1,250,000 Shares are validly tendered prior to the expiration of the Offer and not validly withdrawn in accordance with Section 3 of the Offer to Purchase, Shares so tendered and not validly withdrawn shall be accepted for payment on a pro rata basis, with adjustments to avoid purchases of fractional Shares, based upon the number of Shares validly tendered and not withdrawn by the Expiration Date.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or any certificates for Shares not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address shown below the undersigned's signature. In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or any certificates for Shares not tendered or accepted for payment in the name of, and deliver such check and/or such certificates (and accompany documents, as appropriate) to the person or persons so indicated. Stockholders delivering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at the Book-Entry Transfer Facility as such stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

                         SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if
 certificates for Shares not
 tendered or not accepted for
 payment and/or the check for the
 purchase price of Shares accepted
 for payment are to be issued in the
 name of someone other than the
 undersigned, or if Shares delivered
 by book-entry that are not accepted
 for payment are to be returned by
 credit to an account maintained at
 the Book-Entry Transfer Facility
 other than the account designated
 above.

 Issue check and/or certificate to:

 Name _______________________________
                                (Please Print)

 Address ____________________________

 ------------------------------------
                              (Include Zip Code)

  Tax Identification or Social
 Security Number (Also Complete
 Substitute Form W-9 below):

 ------------------------------------

 [_]Credit unpurchased Shares
    delivered by book-entry transfer
    to the Book-Entry Transfer
    Facility account set forth
    below.

   Account Number: _________________


                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if
 certificates for Shares not
 tendered or not accepted for
 payment and/or the check for the
 purchase price of Shares accepted
 for payment are to be sent to
 someone other than the undersigned
 or to the undersigned at an address
 other than that indicated above.

 Mail check and/or certificate to:

 Name: ______________________________
                                (Please Print)

 Address: ___________________________
                              (Include Zip Code)

                                   SIGN HERE
                   (Also complete Substitute Form W-9 Below)
X ______________________________________________________________________________
X ______________________________________________________________________________
                        (Signature(s) of Stockholder(s))

Dated:  , 1998
(Must be signed by registered holder(s) exactly as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please see Instruction 5.)
Name(s): _______________________________________________________________________

--------------------------------------------------------------------------------
                                 (Please Print)
Capacity (Full Title): _________________________________________________________

Address: _______________________________________________________________________

--------------------------------------------------------------------------------
                                                         (Include Zip Code)

Area Code and Telephone Number: ________________________________________________

Taxpayer Identification or Social Security Number: _____________________________

                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________
                                 (Please Print)
Title: _________________________________________________________________________

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

--------------------------------------------------------------------------------
                                                         (Include Zip Code)

Area Code and Telephone Number: ________________________________________________

Dated:  , 1998

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office, branch or agency in the United States (an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Shares) tendered herewith, and such holder(s) has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" or (b) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, if delivery of Shares is to be made pursuant to the procedures for delivery by book-entry transfer set forth in
Section 2 of the Offer to Purchase. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees (or, in connection with book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) must be received with respect to such Shares by the Depositary prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in
Section 2 of the Offer to Purchase.

  Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to such procedure, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date and (c) the certificates for all physically delivered Shares or a Book-Entry Confirmation with respect to all tendered Shares, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees (or, in connection with a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal must be received by the Depositary within three Nasdaq National Market System trading days after the date of execution of the Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND PROPERLY INSURED IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

  4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

  When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or purchased are to be issued to a person other than the registered owner(s). In such case, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If payment of the purchase price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares not properly tendered or not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate hereon. If no such instructions are given, such Shares will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

  8. WAIVER OF CONDITIONS. Subject to the terms of the Offer, the Purchaser reserves the right to waive any of those specified conditions of the Offer which by their terms may be waived by Purchaser, in whole or in part, at any time and from time to time in the Purchaser's sole discretion, in the case of any Shares tendered.

  9. SUBSTITUTE FORM W-9. Each tendering stockholder must provide the Depositary with the stockholder's correct Taxpayer Identification Number ("TIN") (i.e., social security number or employer identification number) on the Substitute Form W-9 set forth below and, unless an exemption applies, must certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to backup withholding of Federal income tax. If a tendering stockholder is subject to backup withholding, the stockholder must cross out item (2) of the Certification box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 to the Depositary may subject the tendering stockholder to 31% Federal income tax withholding on the payment of the purchase price. In addition, if the stockholder does not provide such stockholder's correct TIN, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such stockholder.

  Certain stockholders (generally including, among others, corporations and certain foreign individuals and entities) are not subject to backup withholding. Foreign individual stockholders and certain foreign entity stockholders must submit a Form W-8 (Certificate of Foreign Status) to the Depositary in order to avoid backup withholding. A Form W-8 may be obtained from the Depositary. Other exempt stockholders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  If backup withholding applies to a stockholder, the Depositary is required to withhold 31% of any payments made to such stockholder. Backup withholding is not an additional income tax. Rather, the amount of backup withholding can be credited against the Federal income tax liability of the person subject to backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder from the IRS.

  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depository. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depository within 60 days.

  The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

  11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to, or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from, the Information Agent or the Dealer Manager at their respective addresses set forth below or from your broker, dealer, commercial bank or trust company.

  IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF, WITH ANY REQUIRED SIGNATURE GUARANTEES, TOGETHER WITH CERTIFICATES FOR, OR A BOOK-ENTRY TRANSFER CONFIRMATION WITH RESPECT TO, TENDERED SHARES AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE.

                      PAYER'S NAME: [NAME OF DEPOSITARY]
-------------------------------------------------------------------------------
                   PART 1--PLEASE PROVIDE YOUR TIN IN THE
                   BOX AT RIGHT AND CERTIFY BY SIGNING
                   AND DATING BELOW

 SUBSTITUTE
 FORM W-9

 DEPARTMENT OF THE TREASURY
                   (2) I am not subject to backup withholding because: (a)
                       I am exempt from backup withholding, or (b) I have
                       not been notified by the Internal Revenue Service
                       (the "IRS") that I am subject to backup withholding
                       as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 INTERNAL REVENUE SERVICE                                    ----------------
                                                             Social Security
                                                                  Number

 PAYER'S REQUEST FOR

 TAXPAYER
 IDENTIFICATION                                                     OR

 NUMBER ("TIN")
                                                             ----------------


                                                                 Employer
                                                              Identification
                                                                  Number
                     CERTIFICATION INSTRUCTIONS--You must cross out item
                     (2) above if you have been notified by the IRS that
                     you are currently subject to backup withholding
                     because of underreporting interest or dividends on
                     your tax return. However, if after being notified by
                     the IRS that you are subject to backup withholding,
                     you received another notification from the IRS that
                     you are no longer subject to backup withholding, do
                     not cross out such item (2).
                   PART 2--Certificates--Under penalties of perjury, I certify that:
                   (1) The number shown on this form is my correct Taxpayer
                       Identification Number (or I am waiting for a number
                       to be issued to me) and
                  -----------------------------------------------------------
                  -----------------------------------------------------------
                   SIGNATURE __________________________________  PART 3--
                   DATE _______________________________________


                                                                 Awaiting
                                                                 TIN ^ [_]


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
     WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9:


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide the Depositary a Taxpayer Identification Number within sixty (60) days.

 Signature: _________________________________________________________________

 Date:_______________________________________________________________________


  Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and all other tender offer materials may be directed to the Information Agent or the Dealer Manager, as set forth below, and copies will be furnished promptly at the Purchaser's expense.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.

                                77 Water Street
                            New York, New York 10005
                                 1-800-859-8515
                                       or
                          Call Collect (212) 269-5550

                      The Dealer Manager for the Offer is:

                          SBC WARBURG DILLON READ INC.

                               535 Madison Avenue
                            New York, New York 10022
                                 (212) 906-7530